Loomis Sayles Funds I

                  Loomis Sayles High Income Opportunities Fund
                                  (the "Fund")

 Supplement dated May 4, 2004 to the Statement of Additional Information of the
           Fund dated March 1, 2004 as supplemented from time to time


The following paragraph amends and restates the second paragraph under "Temporary Defensive Strategies" in the "Investment Strategies and Risks" section:

         In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments and high quality debt securities.


                                                                     SUHIO2-0504